                                                                   EXHIBIT 24.1

                                POWER OF ATTORNEY

                           (1995 Stock Incentive Plan)

             KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Microfield Graphics, Inc., does hereby constitute and appoint John B. Conroy and Sandra Pleasants and each of them his or her true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Microfield Graphics, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Microfield Graphics, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Microfield Graphics, Inc. issuable pursuant to its 1995 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Microfield Graphics, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: January 31, 2000




                                                JOHN B. CONROY
                                                ---------------------
                                                John B. Conroy

                                                                   EXHIBIT 24.1

                                POWER OF ATTORNEY

                           (1995 Stock Incentive Plan)

             KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Microfield Graphics, Inc., does hereby constitute and appoint John B. Conroy and Sandra Pleasants and each of them his or her true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Microfield Graphics, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Microfield Graphics, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Microfield Graphics, Inc. issuable pursuant to its 1995 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Microfield Graphics, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  January 20, 2000




                                                SANDRA PLEASANTS
                                                -----------------------
                                                Sandra Pleasants

                                                                   EXHIBIT 24.1

                                POWER OF ATTORNEY

                           (1995 Stock Incentive Plan)

             KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Microfield Graphics, Inc., does hereby constitute and appoint John B. Conroy and Sandra Pleasants and each of them his or her true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Microfield Graphics, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Microfield Graphics, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Microfield Graphics, Inc. issuable pursuant to its 1995 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Microfield Graphics, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  January 31, 2000




                                                WILLIAM P. CARGILE
                                                ------------------------
                                                William P. Cargile

                                                                   EXHIBIT 24.1

                                POWER OF ATTORNEY

                           (1995 Stock Incentive Plan)

             KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Microfield Graphics, Inc., does hereby constitute and appoint John B. Conroy and Sandra Pleasants and each of them his or her true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Microfield Graphics, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Microfield Graphics, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Microfield Graphics, Inc. issuable pursuant to its 1995 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Microfield Graphics, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  January 31, 2000




                                                HERBERT S. SHAW
                                                ---------------
                                                Herbert S. Shaw